BAIRD FUNDS, INC.
                                 INVESTOR CLASS

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The following Distribution and Shareholder Servicing Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Baird Funds, Inc. (the "Corporation"), a Wisconsin corporation, on behalf of the Investor Class of each of the Baird Aggregate Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Core Bond Fund, Baird Intermediate Municipal Bond Fund and Baird Horizon Growth Fund (each, a "Fund"), each Fund being a series of the Corporation. The Plan has been approved by a majority of the Corporation's Board of Directors, including a majority of the directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 related agreement (as defined below) (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on such plan.

         In approving the Plan, the Board of Directors determined that the Plan would be prudent and in the best interests of each Fund and its shareholders. Such approval by the Board of Directors included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

         The provisions of the Plan are as follows:

1.       PAYMENTS BY CORPORATION

                  (a) The Corporation, on behalf of each Fund, will pay Robert
         W. Baird & Co. Incorporated (the "Distributor"), as principal underwriter of the Fund's shares, a distribution and shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and seller personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Related Agreement"), forms of which are attached hereto as Appendices A to F. Payment of these fees shall be made monthly promptly following the close of the month.

2.       RULE 12B-1 RELATED AGREEMENTS

                  (a) No Rule 12b-1 Related Agreement shall be entered into and no payments shall be made pursuant to any Rule 12b-1 Related Agreement, unless such Rule 12b-1 Related Agreement is in writing and has been delivered to and approved by a vote of a majority of the Corporation's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Related Agreement. The forms of Rule 12b-1 Related Agreements attached hereto as Appendices A to F have been approved by the Corporation's Board of Directors as specified above.

                  (b) Any Rule 12b-1 Related Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

                  (c) No Rule 12b-1 Related Agreement may be entered into unless it provides (i) that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of such Fund, or by vote of a majority of the Disinterested Directors, on not more than 60 days' written notice to the other party to the Rule 12b-1 Related Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

                  (d) Any Rule 12b-1 Related Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Related Agreement.

3.       QUARTERLY REPORTS

                  The Distributor shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Directors may reasonably request.

4.       EFFECTIVE DATE AND DURATION OF THE PLAN

                  The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue with respect to each Fund from year to year after the first year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to each Fund at any time by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Directors.

5.       SELECTION OF DISINTERESTED DIRECTORS

                  During the period in which the Plan is effective, the selection and nomination of those Directors who are Disinterested Directors of the Corporation shall be committed to the discretion of the Disinterested Directors.

6.       AMENDMENTS

                  All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by a Fund hereunder without the approval by a majority vote of shareholders of each Fund affected thereby.

7.       RECORDKEEPING

                  The Corporation shall preserve copies of the Plan, any Rule 12b-1 Related Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Related Agreement or such reports, as the case may be, the first two years in an easily accessible place.

MW422032_1.DOC





                                   APPENDIX A
                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Short-Term Bond Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Short-Term Bond Fund


                                    By: ----------------------------------------
                                                    (Name and Title)


         Accepted:


                                    --------------------------------------------
                                              (Dealer or Service Provider Name)


                                    -------------------------------------------
                                                    (Street Address)



                                    --------------------------------------------
                                    (City)          (State)             (ZIP)


                                    --------------------------------------------
                                                    (Telephone No.)


                                    --------------------------------------------
                                                    (Facsimile No.)


                                    By:-----------------------------------------
                                                    (Name and Title)




                                   APPENDIX B

                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Intermediate Bond Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Intermediate Bond Fund

                                    By: ----------------------------------------
                                                    (Name and Title)


         Accepted:

                                    --------------------------------------------
                                          (Dealer or Service Provider Name)


                                    --------------------------------------------
                                                  (Street Address)


                                    --------------------------------------------
                                       (City)          (State)           (ZIP)


                                    --------------------------------------------
                                                   (Telephone No.)


                                    --------------------------------------------
                                                   (Facsimile No.)


                                    By: ----------------------------------------
                                                   (Name and Title)





                                   APPENDIX C

                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Core Bond Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Core Bond Fund

                                    By: ----------------------------------------
                                                      (Name and Title)


         Accepted:

                                    -------------------------------------------
                                              (Dealer or Service Provider Name)


                                    -------------------------------------------
                                                      (Street Address)


                                    --------------------------------------------
                                    (City)          (State)              (ZIP)


                                    --------------------------------------------
                                                       (Telephone No.)

                                    --------------------------------------------
                                                       (Facsimile No.)


                                    By:-----------------------------------------
                                                      (Name and Title)






                                   APPENDIX D

                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Intermediate Municipal Bond Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Intermediate Municipal Bond Fund

                                    By:-----------------------------------------
                                                      (Name and Title)


         Accepted:

                                    --------------------------------------------
                                              (Dealer or Service Provider Name)


                                    --------------------------------------------
                                                      (Street Address)


                                    --------------------------------------------
                                    (City)            (State)            (ZIP)


                                    --------------------------------------------
                                                       (Telephone No.)


                                    --------------------------------------------
                                                       (Facsimile No.)


                                    By:-----------------------------------------
                                                      (Name and Title)






                                   APPENDIX E

                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Horizon Growth Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Horizon Growth Fund

                                    By:-----------------------------------------
                                                      (Name and Title)


         Accepted:

                                    --------------------------------------------
                                              (Dealer or Service Provider Name)


                                    --------------------------------------------
                                                      (Street Address)


                                    --------------------------------------------
                                    (City)          (State)            (ZIP)


                                    --------------------------------------------
                                                       (Telephone No.)


                                    --------------------------------------------
                                                       (Facsimile No.)


                                    By:-----------------------------------------
                                                      (Name and Title)






                                   APPENDIX F

                          RULE 12B-1 RELATED AGREEMENT

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202



                                     [DATE]

[Recipient's Name and Address]



Ladies and Gentlemen:

         This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the "Plan") adopted by Baird Funds, Inc. (the "Corporation"), on behalf of the Investor Class of the Baird Aggregate Bond Fund (the "Fund"), a series of the Corporation, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Related Agreement") have been approved by a majority of the Board of Directors of the Corporation, including a majority of the Board of Directors who are not "interested persons" of the Corporation, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Related Agreement (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Directors that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

         1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee of 0.25% of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Corporation or its agent, designate your firm as the customer's dealer or service provider of record. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

         You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the NASD.

         We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current Prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan. No such fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund, its agent or us within seven business days after the date of our confirmation of such purchase. In addition, no such fee will be paid to you with respect to any of your customers if the amount of such fee based upon the value of such customers' shares will be less than $25.00. Payment of such fee shall be made promptly after the close of each month for which such fee is payable.

         2. You shall furnish us with such information as shall reasonably be requested by the Board of Directors, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Related Agreement.

         3. We shall furnish to the Board of Directors, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

         4. This Rule 12b-1 Related Agreement may be terminated by the vote of
(a) a majority vote of shareholders, or (b) a majority of the Disinterested Directors, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Related Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Corporation and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Related Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

         5. This Rule 12b-1 Related Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Related Agreement are approved at least annually by a vote of the Board of Directors of the Corporation and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    on behalf of the Investor Class of
                                    the Baird Aggregate Bond Fund

                                    By:-----------------------------------------
                                                      (Name and Title)


         Accepted:

                                    --------------------------------------------
                                              (Dealer or Service Provider Name)


                                    --------------------------------------------
                                                      (Street Address)


                                    --------------------------------------------
                                    (City)           (State)             (ZIP)


                                    --------------------------------------------
                                                       (Telephone No.)


                                    --------------------------------------------
                                                       (Facsimile No.)


                                    By:-----------------------------------------
                                                      (Name and Title)